Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Clifford G. Sprague, the Chief Financial Officer of Kulicke and Soffa Industries, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Quarterly Report on Form 10-Q of Kulicke and Soffa Industries, Inc. for the quarter ended March 31, 2003 (the “March 2003 Form 10-Q”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	information contained in the March 2003 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Dated: May 14, 2003

/s/ CLIFFORD G. SPRAGUE
Clifford G. Sprague Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Kulicke and Soffa Industries, Inc. and will be retained by Kulicke & Soffa Industries and furnished to the Securities and Exchange Commission or its Staff upon request.